UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 10, 2005


                           CHAPARRAL RESOURCES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       0-7261                 84-0630863
          --------                       ------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)          Identification No.)


2 Gannett Drive, Suite 418 White Plains, New York                  10604
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 (Address of Principal Executive Offices)                        (Zip Code)

 Registrant's telephone number, including area code: (866) 559-3822
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFT 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 FR240.13e-c))

Item 5.02  Appointment of Principal Officer.

Effective October 1, 2005, Chaparral Resources, Inc. (the "Company") the Company's Board of Directors elected Mr. Charles Talbot as the Company's
Vice President-Finance and Chief Financial Officer to replace Mr. Nigel Penney who resigned upon completion of his employment agreement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHAPARRAL RESOURCES, INC.


Date:  October 10, 2005                 By:  /s/  R. Frederick Hodder
                                             -----------------------------------
                                                  R. Frederick Hodder
                                                  Chairman of the Board